 As filed with the Securities and Exchange Commission on April 24, 2007

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

_______________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Under Rule 14a-12

CORDIA CORPORATION

(Name of Registrant as Specified in Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

(4)

Proposed maximum aggregate value of transaction

(5)

Total fee paid

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: $

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 24, 2007

To the Stockholders of Cordia Corporation:

Notice is hereby given that the Annual Meeting of Stockholders of Cordia Corporation, a Nevada corporation ("Cordia"), will be held at Cordia’s Florida Office, 13275 West Colonial Drive, Winter Garden, Florida 34787 on Wednesday, May 23, 2007, at 10:00 A.M., local time, for the following purposes:

1.

To elect five (5) directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Lazar, Levine, & Felix, LLP as Independent Registered Public Accounting Firm for fiscal 2007;

3.

To consider and act upon such other business as may properly come before the meeting.

Holders of record of Cordia’s common stock at the close of business on April 18, 2007 are entitled to vote at the meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of Cordia’s annual report on Form 10-KSB, which is not part of the soliciting material, is enclosed.

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the enclosed proxy.  If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

By Order of the Board of Directors,

Wesly Minella

Secretary

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Cordia Corporation, a Nevada corporation ("Cordia"), in connection with the solicitation, by order of the Board of Directors of Cordia, of proxies to be voted at the Annual Meeting of Stockholders to be held on Wednesday, May 23, 2007, at Cordia’s Florida Office, 13275 West Colonial Drive, Winter Garden, Florida 34787 at 10:00 A.M., local time, and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of Cordia. This Proxy Statement and the enclosed proxy card were first mailed to stockholders of Cordia on or about April 24, 2007, accompanied by Cordia's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

At the Annual Meeting, the following matters will be considered and voted upon:

1.

Election of five (5) directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Lazar Levine & Felix, LLP as Independent Registered Public Accounting Firm for fiscal 2007;

3.

To consider and act upon such other business as may properly come before the meeting.

Solicitation

The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors, officers or other employees of Cordia may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of Cordia for such services. The total cost of any such solicitation will be borne by Cordia and will include reimbursement of brokerage firms and other nominees.

Voting and Revocation of Proxies; Adjournment

All of the voting securities of Cordia represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors, FOR the other proposals set forth herein, and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of Cordia stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

A majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to elect the director nominees and a majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to approve any other action that properly comes before the meeting.  In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

Quorum and Voting Rights

The Board of Directors of Cordia has fixed April 18, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of common stock, par value $.001 (the "Common Stock"), at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Common Stock Owned by Directors, Officers and Other Beneficial Owners

The following table sets forth, as of March 1, 2007, the names, addresses and number of shares of Common Stock beneficially owned by all persons known to the management of Cordia to be beneficial owners of more than 5% of the outstanding shares of Common Stock, and the names and number of shares beneficially owned by all directors of Cordia and all executive officers and directors of Cordia as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

	Amount and Nature of	Percentage of Outstanding
Name and Address of Beneficial Owner	Beneficial Owner	Common Stock

Geils Ventures, LLC (3)	2,000,000	34.43%
8815 Conroy Windermere Road #146
Orlando, Florida 32835

Patrick Freeman (4)	730,000	12.57%
13275 West Colonial Drive
Winter Garden, FL 34787

Alexander Minella (5)	430,490	7.41%
8815 Conroy Windermere Road #146
Orlando, FL 32835

Officers and Directos

Joel Dupré (6)	60,000	1.03%
445 Hamilton Avenue, Suite 408
White Plains, NY 10601

Patrick Freeman	See information above

Kevin Griffo (7)	56,250	0.97%
13275 West Colonial Drive
Winter Garden, FL 34787

Lorie Guerrera (8)	80,000	1.38%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Robert Majernik	None	0.0%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Wesly Minella (9)	118,200	2.03%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

John Scagnelli (10)	102,450	1.76%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Gandolfo Verra	None	0.0%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Yoshiyasu Takada	None	0.0%
Unit 5, 19th Floor, Block B
Pearl City Mansion
No. 22-36 Paterson Street
Causeway Bay
Hong Kong

All directors and executive officers of
the company as a group (9 individuals)	1,064,400	18.32%

(1)

For purposes of this table, information as to the beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to securities. Except as otherwise indicated, all shares of our common stock are beneficially owned, and sole investment and voting power is held, by the person named. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock, which such person has the right to acquire within 60 days after the date hereof. The inclusion herein of such shares listed beneficially owned does not constitute an admission of beneficial ownership.

(2)

All percentages are calculated based upon a total number of  5,808,774 shares of Common Stock outstanding as of March 1, 2007, plus, in the case of the individual or entity for which the calculation is made, that number of options or warrants owned by such individual or entity that are currently exercisable or exercisable within 60 days.

(3)

Alexander Minella is a 5% owner and managing member of Geils Ventures LLC.

(4)

Patrick Freeman’s holdings consist of currently exercisable options to purchase 600,000 shares of common stock at $0.60 per share, 60,000 restricted shares of common stock and 70,000 shares of common stock.

(5)

Alexander Minella’s holdings includes (i) 55,000 shares of common stock that may be purchased under currently exercisable options, (ii) 34,690 shares of common stock, (iii) 90,800 shares of common stock held on behalf of Alexander Minella in a custodial account, (iv) 105,000 shares of common stock held on behalf of Lauren Minella in a custodial account, and (v) 145,000 shares of common stock owned by Zoom2Net Corp.  Mr. Minella is the sole shareholder and officer of Zoom2Net Corp.

(6)

Joel Dupré’s holdings consist of currently exercisable options to purchase 37,500 shares of common stock at $1.85 per share and 22,500 shares of common stock.

(7)

Kevin Griffo’s holdings consist of currently exercisable options to purchase 56,250 shares of common stock at $1.80 per share.

(8)

Lorie Guerrera’s holdings consist of currently exercisable options to purchase 50,000 shares of common stock at $0.60 per share and 30,000 restricted shares of common stock.

(9)

Wesly Minella’s holdings consist of currently exercisable options to purchase 50,000 shares of common stock  at $0.60 per share and 37,500 shares of common stock at $1.85 per share and 30,000 restricted shares of common stock and 700 shares of common stock.

(10)

John Scagnelli’s holdings consist of currently exercisable options to purchase 50,000 shares of common stock at $0.60 per share, and 20,000 shares of common stock at $1.50 per share, and 32,450 restricted shares of common stock.

Barron Partners LP’s holdings consist of 288,900 shares of common stock.  In addition, Barron Partners LP holds 707,800 shares of series A convertible preferred stock, with a conversion limit of 4.99%.  The holder may revoke the aforementioned 4.99% ownership restriction upon sixty-one (61) day written notice to Cordia.

ELECTION OF DIRECTORS

(Proxy Item 1)

The Revised Bylaws of Cordia provide that Cordia shall not have less than three (3) directors. Subject to the foregoing limitation, such number may be fixed from time to time by action of the Board of Directors or of the stockholders. By Board Resolution dated April 1, 2005, the board was expanded to seat five (5) directors in an effort to enhance policies on corporate governance.  Expansion of the board will allow for the appointment of additional independent directors. Each director shall hold office until the next annual meeting of stockholders or until removed. However, if the term expires, such director shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although the directors of Cordia have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

The following table sets forth certain information regarding the director nominees:

		Current Director Nominees
Name	Age	Principal Occupation for Past Five Years and Current Public Directorships or Trusteeships

Joel Dupré	53

Chief Executive Officer, Director, and Chairman of the Board.  Mr. Dupré has over twenty-five (25) years experience in domestic and international trade.  He is currently developing Cordia’s international VoIP service offerings and marketing strategy.  He formed One Dot Source, LLC in 2000, an international sourcing company providing private label import programs to America’s mass merchandisers. Mr. Dupré also served as Chairman of the Board for eLEC Communications Corp., a competitive local exchange carrier, from 1995-2005.

Kevin Griffo	45

Director since 2006. Mr. Griffo has over twenty (20) years experience in the telecommunications industry and has served as Chief Operating Officer of Cordia Corporation since September 2005.  Prior to his service with Cordia Corporation, Mr. Griffo served as Executive Vice President of Local Service, Sales and Direct Sales for Talk America Holdings, Inc., a competitive local exchange carrier.

Robert Majernik	58

Director since 2006. Mr. Majernik is a certified public accountant and has over thirty (30) years of financial experience.  During the last five (5) years, Mr. Majernik has served as controller for Sunham Home Fashions, LLC an importer of goods.

John Scagnelli	52

Director since 2000 and Chairman of the Board from 2000 to 2005.  Mr. Scagnelli has over twenty-four (24) years experience in the data processing industry and has served as Eastern Regional Sales Manager for Lawson Software since September 2004.  Prior to his service with Lawson Software, from June 2003, he served as Regional Sales Manager for the East Coast for Cognos Corporation, offering business analysis, budgeting and planning applications.  From September 1999 to June 2003, Mr. Scagnelli served as the Sales Director for Hyperion Solutions, Inc., a business analysis software solution provider.

Yoshiyasu Takada	70

Director since 2006, Mr. Takada has over forty (40) years experience in international trade in the Asia Pacific region, and has served as Managing Director of Ideal Pacific Limited for the last eight (8) years.  Mr. Takada’s primary business activities include management of Ideal Pacific Limited, an international trading company with 250+ employees, sourcing, and trade with the European Union and United States.

The following table sets forth certain information regarding Cordia’s Principal Officers:

Patrick Freeman	40

Chief Technology Officer since 2005, and Director, Chief Executive Officer and President of Cordia Corporation from December 2002 through 2005.  Mr. Freeman served as President of Cordia’s subsidiary, Cordia Communications Corp., from December 2002 to January 2005, and currently serves as its Chief Executive Officer.  Prior to his service with Cordia, Mr. Freeman served as Director of Billing Service and then as Vice President of Telecommunications Services at eLEC Communications Corp. where he managed billing and wholesale services divisions from April 2000 to December 2002

Lorie M. Guerrera	37

Ms. Guerrera has served as Chief Accounting Officer and Treasurer of Cordia since September, 2001.  Prior to her service with Cordia, she was employed by Crescent Telephone Company, Inc.  She started as a Senior Accountant in 1994 and resigned from the position of Chief Financial Officer in 2001.  Ms. Guerrera holds a BS in Accounting and an M.B.A with an emphasis on International Business and Global Expansion.

Wesly Minella	40

Director from 2000 through 2005, Secretary of Cordia Corporation since March 2001, and President and Chief Operating Officer of its subsidiary, Cordia Communications Corp., since January 2005.  Prior to his service with Cordia, Mr. Minella was employed by eLEC Communications Corp., from September 1999 through January 2005, where he served as Director of Operations and oversaw operations for two of its operating subsidiaries, New Rochelle Telephone Corp. and Telecarrier Services, Inc.  From September 1999 to December 2002, Mr. Minella served as Vice President of Operations of Essex Communications, Inc., a competitive local exchange carrier and former subsidiary of eLEC Communications Corp.

Gandolfo Verra	58

Director from 2005 to 2006 and Chief Financial Officer since 2006.  Mr. Verra has thirty-five (35) years experience in Finance and Accounting.  He possesses a BBA in Accounting and a Masters of Science in Taxation from Pace University.  Since April 1988, he has been employed as Controller for eLEC Communications Corp.

Family Relationships

John Scagnelli and Wesly Minella are related through marriage.

Legal Proceedings

None of the aforementioned nominees, directors or executive officers have during the last five (5) years, filed for bankruptcy, was convicted in a criminal proceeding or was the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Board Meetings and Committees; Management Matters

The Board of Directors held one (1) meeting during the fiscal year ended December 31, 2006. Each director attended at least 75% of the Board and committee meetings of which he was a member during such time as he served. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Nevada. No fees are paid to directors for attendance at meetings of the board.

On April 17, 2001, the Board of Directors established an audit committee.  In May 2005, the Board of Directors appointed Gandolfo Verra, an independent director to sit on the audit committee. In July 2006, Mr. Verra was appointed to serve as the Company’s CFO.  As a result, he lost his status as an independent director and he resigned from the Board and his position on the audit committee.  To fill the void created by his resignation the Board appointed Robert Majernik.  The committee is currently comprised of Robert Majernik, John Scagnelli, and Yoshiyasu Takakda.  The audit committee reviews with Cordia's auditors the Company’s annual audited financial statements including Form 10KSB and its quarterly unaudited financial statements on Form 10QSB, and any other audit related issues. The audit committee is governed by a written charter approved by the Board of Directors.

The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has also discussed with the independent auditors the matters required to be discussed by SAS 61 (Communication with Audit Committee) and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Discussions with Audit committees) and has discussed with the independent accountant the independent accountant's independence.

The audit committee has recommended to the Board of Directors that the audited financial statements be included in Cordia's Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the Commission.

      John Scagnellli                        Robert Majernik                 Yoshiyasu Takada

      /s/ John Scagnelli                    /s/ Robert Majernik             /s/ Yoshiyasu Takada

In May 2005, the Board of Directors established a Compensation Committee.  The committee is currently comprised of Joel Dupré, Robert Majernik and John Scagnelli.  A majority of independent directors as defined by the National Association of Securities Dealers’ listing standards, as applicable and as may be modified or supplemented sits on this Committee.

In March 2006, the Board of Directors established a nominating committee.  The committee is currently comprised of Joel Dupré, Robert Majernik, and John Scagnelli.  A majority of independent directors as defined by the National Association of Securities Dealers’ listing standards, as applicable and as may be modified or supplemented sits on this Committee.  The nominating committee identifies qualified individuals for board membership, recommends the composition of the board and its committees, monitors a process to access board effectiveness, and develops and implements Cordia’s corporate governance guidelines.

Vote Required

A majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to elect the director nominees. The Directors recommend a vote FOR the election of each of the director nominees.

COMPENSATION DISCUSSION & ANALYSIS

General Philosophy

We compensate our senior management through a mix of base salary, bonus, and equity compensation designed to be competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. Compensation is based on numerous factors, including the responsibilities of the position, the experience of the executive officer, and the performance of the executive officer. Adequate compensation of key officers and employees is a key factor in their retention, and the retention of these employees is integral to Cordia’s success.

Base Salaries

We want to provide our senior management with a level of assured compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments. These salaries reflect levels that we concluded were appropriate based on our general experience and knowledge of the telecommunications industry and local labor markets. We use this base salary as the primary form of compensation for our executives, and we have found that salaries for our executive officers are below average in comparison to those of our direct competitors. A review of Cordia’s profit margin may show the salaries to be large in relation, but it is imperative that we retain our skilled and talented officers in order to achieve a greater degree of corporate success. We are a small company that relies on a few significant employees to ensure that our business operates efficiently. If we were to lose one of these employees it may effect our business operations and we would experience difficulty in replacing them. We believe that our success in the telecommunications industry depends on our ability to continue to retain highly skilled and knowledgeable staff.

Bonuses

Our practice is to award performance based cash bonuses. This bonus is determined by the Compensation Committee after an evaluation of the executive’s performance over the last fiscal year, and then taken to the Board of Directors for approval. As described above, it is imperative that we retain the executive officers that we currently have on staff. To this end the bonus is a large factor in securing these employees, and also serves as an incentive to maximize their performance. In order to compete in a market where our competitors have greater capital and resources, retention of these key officers and employees is critical.

Equity Compensation

Historically, the primary form of equity compensation that we awarded has consisted of stock options and restricted stock awards. We selected this form because we believe the recipients of stock options and restricted stock awards are motivated to help the company perform well, thereby increasing the value of their equity in the company. In addition, since the awards vest over several years, executives are motivated to remain with Cordia to realize the value of the equity. Option grants of this nature are essential for our company to be able to hire and retain key significant employees, as well as reward employees, officers, and consultants for performance during the previous fiscal year.

Severance Benefits

Cordia does not currently provide our executive officers with any type of severance package.

Retirement Plan

Cordia provides its employees with a 401(k) plan, pursuant to which we match 50% of employee contributions, up to 3% of their salary. For the fiscal years 2006 and 2007, we have implemented a safe harbor matching contribution. The match is equal to 100% of salary deferrals up to 3% of the employee’s compensation, plus 50% of salary deferrals in excess of 3% of compensation but not in excess of 5% compensation. Under the safe harbor, the maximum safe harbor matching contribution is 4%. The safe harbor matching contributions are 100% vested at all times.

Employment Contracts and Change in Control

Cordia does not have any employment contracts between itself and its executive officers.  No other compensatory plan or arrangements exist between Cordia and its executive officers that results or will result from the resignation, retirement or any other termination of such executive officer’s employment with Cordia or from a change-in-control of Cordia.

Perquisites and Other Benefits

Aside from reimbursement of business related expenses, the officers of Cordia Corporation receive no perquisites or other benefits.

Board Process

The Board of Directors approves all compensation and awards to executive officers and employees, and recommendations are brought before the Board for approval by our Compensation Committee. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
						Non-Equity
	Fiscal			Stock	Option	Incentive Plan	NQDC	All Other
Name and Principal Positions	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total

Joel Dupré, CEO (1)	2006	$180,000	$40,000	None	$23,125	None	None	None	$243,125

Gandolfo Verra, CFO (2)	2006	$120,000	-	None	-	None	None	None	$120,000

Kevin Griffo, President, COO (3)	2006	$180,000	$40,000	None	$33,750	None	None	None	$253,750

Wesly Minella, Secretary (4)	2006	$150,000	$15,000	None	$23,125	None	None	None	$188,125

Patrick Freeman, CTO (5)	2006	$175,000	$25,000	None	-	None	None	None	$200,000

Al Minella, General Manager (6)	2006	$175,000	$35,000	None	-	None	None	None	$215,000

Joshua Foster, Director of Network Operations (7)	2006	$125,000	$3,500	None	$5,900	None	None	None	$134,400

(1)

Mr. Dupré has served as Chairman of the Board and Chief Executive Officer since May 2005. On May 17, 2005, Mr. Dupré was granted an option to purchase 50,000 shares of common stock with an exercise price of $1.85 per share and three (3) year vesting schedule.  During fiscal year 2006, 12,500 shares vested.  The options expire May 17, 2010.

(2)

Mr. Verra has served as Chief Financial Officer since July of 2006. Prior to his appointment as CFO, Mr. Verra served as a director from May 2005.

(3)

Mr. Griffo has served as President and Chief Operating Officer of Cordia Corporation since September 2005.  On September 12, 2005, Mr. Griffo was granted an option to purchase 75,000 shares of common stock with an exercise price of $1.80 per share and three (3) year vesting schedule.  During fiscal year 2006, 18,750 shares vested.  The options expire September 12, 2010.

(4)

Mr. Minella has served as President and Chief Operating Officer of Company’s subsidiary, Cordia Communications Corp. since January 2005.  Prior to 2005, Mr. Minella has served as Cordia’s Secretary since 2001 without receiving a salary.  On May 17, 2005, Mr. Minella was granted an option to purchase 50,000 shares of common stock with an exercise price of $1.85 per share and three (3) year vesting schedule.  During fiscal year 2006, 12,500 shares vested.  The options expire May 17, 2010.

(5)

Mr. Freeman has served as Chief Technology Officer since September 2005.  He also served as President and Chief Executive Officer of Cordia from December 2002 until May 2005.  In May 2005, he resigned from the position of Chief Executive Officer.  Mr. Freeman was granted 600,000 options on March 25, 2003, with an exercise price of $0.60 per share and three (3) year vesting schedule.  As of December 31, 2005 all the options were vested.  The options expire on March 25, 2008.

(6)

Mr. Minella is the General Manager of Cordia Communications Corp.

(7)

Mr. Foster has served as the Director of Network Operations for Cordia Communications Corp. since 2005.  On December 19, 2005, Mr. Foster was granted an option to purchase 10,000 shares of common stock with an exercise price of $2.36 per share and three (3) year vesting schedule.  During fiscal year 2006, 2,500 shares vested.  The options expire December 19, 2010.

Pension Benefits, Nonqualified Deferred Compensation, Grants of Plan Based Awards

Cordia does not provide Pension Benefits, Nonqualified Deferred Compensation, or Plan-Based Awards for its executive officers.

Board of Director’s Compensation

DIRECTOR COMPENSATION TABLE
Change in
Pension
	Fees Earned			Non-Equity	Value and
	0r Paid	Stock	Option	Incentive Plan	NQDC	All Other
Name	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total

Joel Dupré	-	-	$23,125	-	-	-	$23,125
John Scagnelli	-	-	-				-
Robert Majernik	-	-	-	-	-	-	-
Kevin Griffo	-	-	$33,750	-	-	-	$33,750
Yoshiyasu Takada	-	-	-	-	-	-	-

Each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

No other compensation arrangements exist between Cordia and its Directors.

Board of Directors Interlocks and Insider Participation in Compensation Decisions

No such interlocks existed or such decisions were made during fiscal year 2006.

Equity Awards

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
OPTION AWARDS						STOCK AWARDS
Market
						Number	Value	Equity
						Of	of	Incentive Plan
			Equity Incentive			Shares	Shares	Awards:
	Number of	Number of	Plan Awards			or Units	or Units	Number of	Equity Incentive Plan
	Securities	Securities	Number of			of Stock	of Stock	Unearned	Awards: Market
	Underlying	Underlying	Securities			That	That	Shares, Units	or Payout Value of
	Unexercised	Unexercised	Underlying	Option	Option	Have	Have	or Other Rights	Unearned Shares, Units,
	Options	Options	Unexercised	Exercise	Exercise	Not	Not	That Have Not	or Other Rights That
Name	(Exercised)	(Unexercised)	Unearned Options	Price	Date	Vested	Vested	Vested	Have Not Vested

Joel Dupré	-	37,500	-	$1.85	5/17/10	-	-	-	-
Gandolfo Verra	-	-	-	-	-	-	-	-	-
Kevin Griffo	-	56,250	-	$1.80	9/12/10	-	-	-	-
Wesly Minella	-	107,500	-	(1)	(1)	-	-	-	-
Patrick Freeman	-	-	-	-	-	-	-	-	-
Al Minella	-	55,000	-	(2)	(2)	-	-	-	-
Joshua Foster	-	7,500	-	$2.36	12/19/10	-	-	-	-

(1)

These holdings consist of 20,000 option shares with an exercise price of $2.25 and an expiration date of December 14, 2011; 50,000 option shares with an exercise price of $0.60 and an expiration date of March 25, 2008; and 37,500 option shares with an exercise price of $1.85 and an expiration date of May 17, 2010.

(2)

These holdings consist of 5,000 option shares with an exercise price of $0.50 and an expiration date of April 30, 2012 and 50,000 option shares with an exercise price of $0.50 and an expiration date of March 25, 2008.

OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS		STOCK AWARDS
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
Name & Principal Position	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting

Joel Dupré, CEO	-	-	12,500	$23,125
Gandolfo Verra, CFO	-	-	-	-
Kevin Griffo, President, COO	-	-	18,750	$33,750
Wesly Minella, Secretary	-	-	12,500	$23,125
Patrick Freeman, CTO	-	-	-	-
Al Minella, General Manager	-	-	-	-
Joshua Foster, Director of Network Operations	-	-	2,500	$5,900

Compliance with Section 16(a) of the Exchange Act

Cordia registered its securities under Section 12 on March 14, 2005.  As of that date, and at present, all current directors and beneficial owners of more than 10% of any class of equity securities are in compliance with the reporting requirements under Section 16 of the Exchange Act.

Certain Relationships and Related Transactions

Cordia believes that all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

During 2005, Cordia borrowed an aggregate of $375,000 from Geils Ventures LLC in the form of four (4) separate promissory notes.  The notes bore an interest rate of 15% per annum and were payable on specified dates falling between ten (10) and thirty (30) days from the date of the respective promissory note.  All promissory notes were satisfied on or before their respective due date, including accrued interest amounting to $3,160.96.

RATIFICATION OF SELECTION OF LAZAR LEVINE & FELIX, LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2007

(Proxy Item 2)

The Board of Directors has selected Lazar Levine & Felix, LLP (“Lazar”) as its independent registered accounting firm for the fiscal year ending December 31, 2007. To the knowledge of Cordia, at no time has Lazar had any direct or indirect financial interest in or any connection with Cordia other than as independent public accountants. It is not anticipated that representatives of Lazar will be present at the Annual Meeting, but will be available by conference phone. They will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

The board of directors recommends a vote "FOR" the selection of Lazar as independent registered public accounting firm for the fiscal year ending December 31, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Lazar served as Cordia's independent registered accounting firm for the fiscal year ended December 31, 2006. A representative of Lazar is not expected to attend the Annual Meeting but will be available by conference phone, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed in the last two fiscal years for professional services rendered by Lazar for the audit of Cordia’s annual financial statements included in Form 10-KSB and the review of unaudited financial statements included in Cordia’s quarterly Form 10-QSB or services that are normally provided by Lazar in connection with statutory and regulatory filings or engagements for fiscal years 2006, and 2005, were $110,000 and $80,000, respectively.

Audit-Related Fees

None

Tax Fees

None.

Other Fees

The aggregate fees billed in fiscal years 2006, and 2005, for products and services provided by Lazar, other than those reported above, were $12,187 and $18,264, respectively.  Other fees incurred during fiscal 2006, include fees for services related to Lazar’s review of Cordia’s SB-2 Registration statement.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at the 2008 Annual Meeting of Stockholders and intended to be included in Cordia's Proxy Statement and form of proxy relating to that meeting must be received at the offices of Cordia by January 9, 2008.

OTHER BUSINESS

Other than as described above, the Board of Directors knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Cordia's Annual Report on Form 10-KSB for the year ended December 31, 2006, including financial statements, is being mailed herewith. If for any reason you do not receive your copy of the Report, please contact Wesly Minella, Secretary of Cordia, at 445 Hamilton Avenue, Suite 408, White Plains, New York 10601 and another copy will be sent to you.

By Order of the Board of Directors,

Wesly Minella

Secretary

Dated: April 24, 2007

White Plains, New York

REVOCABLE PROXY

CORDIA CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X

   PLEASE MARK VOTES

          AS IN THIS EXAMPLE

The undersigned hereby appoint(s) Joel Dupré and Kevin Griffo, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Cordia Corporation to be held at Cordia Corporation’s Florida Office, 13275 West Colonial Drive, Winter Garden, FL 34787, on Wednesday, May 23, 2007 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

The board recommends a vote “For” for the proposals set forth in this Revocable Proxy.

Please be sure to sign and date	Date
this Proxy in the box below.

Stockholder sign above Co-holder (if any) sign

CORDIA CORPORATION

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY TODAY

For All
PROPOSAL 1:	For	Withhold	Except

The Election of Directors:
Joel Dupré, Kevin Griffo, John Scagnelli,
Yoshiyasu Takada, and Robert Majernik

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name in the space provided below.

PROPOSAL 2:	For	Withhold	Against

Proposal to ratify the selection of Lazar Levine & Felix, LLP as Independent Registered Public Accounting Firm

PROPOSAL 3:	For	Withhold	Against

    Proposal to consider and act upon other business

   as may properly come before the meeting.

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder.  If no direction is made, this proxy will be voted for each of the Proposals set forth herein.  Any prior proxy is hereby revoked.